                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e) (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to 167;240.14a-12

                              LANNETT COMPANY, INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    [/td] [/tr]

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    5) Total fee paid:
--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

                              LANNETT COMPANY, INC.
                                 9000 STATE ROAD
                             PHILADELPHIA, PA 19136


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 13, 2003


                  TO THE STOCKHOLDERS OF LANNETT COMPANY, INC.

The annual meeting (the "Annual Meeting") of the Stockholders of Lannett Company, Inc., a Delaware Corporation, (the "Company") will be held on Thursday, February 13, 2003 at 10:00 a.m., local time, at the Radisson Hotel Philadelphia Northeast, Oak Room, U.S. Route 1 at Old Lincoln Highway, Trevose, PA 19053, for the following purposes:

1. To elect three (3) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To approve the 2003 Stock Option Plan, which will replace the 1993 Incentive Stock Option, which expires on February 15, 2003;

3.   To approve the 2003 Employee Stock Purchase Plan;

4.   To approve the appointment of Grant Thornton LLP as independent auditors;

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THESE MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

Shareholder of record at the close of business on December 27, 2002 may vote at this Annual Meeting.

It is important that you be represented at the Annual Meeting. You are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions.


                                            By Order of the Board of Directors


                                            /s/ William Farber
January 10, 2003                            William Farber
Philadelphia, Pennsylvania                  Chairman and Chief Executive Office

                              LANNETT COMPANY, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 13, 2003

                                TABLE OF CONTENTS


    Notice of Annual Meeting                                              Cover

    Attendance and Voting Matters                                         4-5

    Proposal No. 1 -- The Lannett Board of Directors                      6-12


    Proposal No. 2 - Approve the Lannett Company, Inc. 2003
            Stock Option Plan                                             13-17


    Proposal No. 3 - Approve the Lannett Company, Inc. 2003 Employee
            Stock Purchase Plan                                           18-20


    Proposal No. 4 - Approve the Appointment of Grant Thornton LLP
            As Independent Auditors                                       21

                          ATTENDANCE AND VOTING MATTERS

                        DATE, TIME, AND PLACE OF MEETING

         This Proxy Statement is provided to you by the Board of Directors of Lannett Company, Inc. (the "Company" or "Lannett") in connection with the Annual Meeting. The Annual Meeting will be held at 10:00 a.m. on Thursday, February 13, 2003 at the Radisson Hotel Philadelphia Northeast, Oak Room, U.S. Route 1 at Old Lincoln Highway, Trevose, PA 19053, or at any adjournments or postponements of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about January 10, 2003 to all stockholders entitled to vote at the Annual Meeting.



                                 VOTING METHODS

         You may vote on matters to come before the meeting in two ways:

-        You may come to the Annual Meeting and cast your vote in person;
-        You may vote by signing and returning the enclosed proxy card by mail.
         If you do so, the individuals named on the card will vote your shares in the manner you indicate.
-        You may revoke your proxy at any time prior to the Annual Meeting

         If you come to the Annual Meeting to cast your vote in person and you are holding your stock in a brokerage account ("street name") you will need to bring a legal proxy obtained from your broker.

         You are entitled to cast one vote for each share of Lannett common stock owned on the record date, December 27, 2002. As of the record date, there were 13,307,010 shares of Lannett common stock outstanding. Shareholders are not entitled to cumulative voting in the election of directors.

                                     QUORUM

         A quorum of shareholders is necessary to hold a valid meeting for the transaction of business. If the holders of a majority of Lannett common stock are present at the meeting, in person or by proxy, a quorum will exist. Abstentions and "broker non-votes" are counted as present for purposes of establishing a quorum.

                            VOTE NECESSARY FOR ACTION

         Directors are elected by a plurality vote of shares present at the Annual Meeting. Except as noted below, each other action to be considered by the shareholders will be approved by the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the matter. For each of these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against any of these proposals and will have no effect on any of these proposals. A majority of the outstanding votes of stockholders entitled to vote is required for the approval of the 2003 Incentive Stock Option Plan and the approval of the 2003 Employee Stock Purchase Plan.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


                                    NOMINEES

            The Company's Bylaws provide that the number of directors of the Company may be determined by the stockholders, or in the absence of such determination, by the Board of Directors. The Board of Directors nominates the three persons named below for election to the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company until the next Annual Meeting and until their successors have been elected and qualified or until their earlier resignation or removal.

            The following list identifies the nominees for election to the Board of Directors and sets forth-certain information regarding each nominee. All nominees are currently serving as directors of the Company.

         WILLIAM FARBER, 71, was elected as Chairman of the Board of Directors in August 1991. From April 1993 to the end of 1993, Mr. Farber was the President and a director of Auburn Pharmaceutical Company. From 1990 through March 1993, Mr. Farber served as Director of Purchasing for Major Pharmaceutical Corporation. From 1965 through 1990, Mr. Farber was the Chief Executive Officer of Michigan Pharmacal Corporation. Mr. Farber is a registered pharmacist in the State of Michigan.

         MARVIN NOVICK, 71,was elected a Director of the Company in February 2000. Mr. Novick has been an advisor, consultant and financial planner for multiple companies in the past thirty-five years. He is currently President of R&M Resources, Inc., an investment and consulting services company. From 1990 to 1992, he served as Chief Financial Officer and Director of Meadowbrook Insurance Group. From 1984 to 1987, he served as Vice Chairman of Dura Corporation, a major automotive supplier. Prior to these positions, he served as Partner of international accounting firms, J.K. Lasser & Co., and Touche Ross & Co, and Senior Vice President of Michigan Blue Shield, a major healthcare organization. Mr. Novick holds Bachelor's and Master's Degrees, and is a member of the American Institute of Certified Public Accountants.

         RONALD A. WEST, 68, was elected a Director of the Company in January 2002. Mr. West is currently a Director of Beecher Associates, an industrial real estate investment company, R&M Resources, an investment and consulting services company and North East Staffing, Inc., an employee services company. From 1969 to 1987, Mr. West served as Chairman and Chief Executive Officer of Dura Corporation, an original equipment manufacturer of automotive products, including convertible tops, electrical and manual window regulators, truck utility step bumpers and other engineered equipment components. Prior to his service at Dura Corporation, Mr. West served in various financial management positions with TRW, Inc., Marlin Rockwell Corporation and National Machine Products Group. Mr. West studied Business Administration at Michigan State University and the University of Detroit. Mr. West replaced Arthur Bedrosian as the third Board Director in January 2002, when Mr. Bedrosian joined the Lannett management team as Vice President of Business Development.

            To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.



                          BOARD MEETINGS AND COMMITTEES

         The Board met three times during the fiscal year ended June 30, 2002 ("Fiscal 2002"). All three Board members attended the Board meetings in Fiscal 2002. The Audit Committee was formed in March 2002, and met for the first time in October 2002.

         The Audit Committee has responsibility for recommending the retention of independent auditors; conferring with the independent auditors regarding their audit of the Company's consolidated financial statements; reviewing the independent auditors' fees and considering whether non-audit services are compatible with maintaining their independence; and considering the adequacy of internal financial controls. All members of the Audit Committee are independent directors as defined by the rules of the American Stock Exchange. The Audit Committee is comprised of Mr. West (Chairman) and Mr. Novick. See "Report of the Audit Committee."


                            COMPENSATION OF DIRECTORS

            Directors received compensation of $1,000 per meeting attended, for services provided as directors of the Company during Fiscal 2002. Directors are reimbursed for expenses incurred in attending Board meetings.

                              EMPLOYMENT CONTRACTS

            There were no employment contracts in existence at the end of Fiscal 2002.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of December 31, 2002, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Company's common stock:


================================================================================================================================
                                                           Excluding Options                  Including Options
                                                             and Debentures                   and Debentures (4)
                                                             --------------                   ------------------

Name and Address                                          Number           Percent           Number         Percent
of Beneficial Owner                 Office               of Shares         of Class         of Shares       of Class
                                    ------               ---------         --------         ---------       --------
Directors/Executive Officers:
----------------------------

William Farber                      Chairman             9,134,486(1)       68.64%         9,134,486(1)        68.39%
9000 State Road                      of the
Philadelphia, PA                      Board
19136

Arthur  P. Bedrosian                President(1)           302,750(2)        2.28%           302,750(2)         2.27%
9000 State Road
Philadelphia, PA
19136

Marvin Novick                        Director               52,200              *             82,200(3)            *
9000 State Road
Philadelphia, PA
19136

Eugene Livshits                         Vice                12,000              *             12,000               *
9000 State Road                      President
Philadelphia, PA                     Technical
19136                                Affairs

Larry Dalesandro                       Chief                 5,000              *              5,000               *
9000 State Road                      Operating
Philadelphia, PA                      Officer
19136

Ronald A. West                        Director                 150              *                150               *
9000 State Road
Philadelphia, PA
19136

All directors and                                        9,506,586          71.44%         9,536,586           71.40%
executive officers
as a group (6 persons)

(1) Includes 300,000 shares owned jointly by William Farber and Audrey Farber, the Secretary of the Company and William's Farber's spouse.
(2) Includes 34,750 shares owned by Shari Bedrosian, Arthur Bedrosian's spouse, and 8,000 shares owned by Talin Bedrosian, Arthur Bedrosian's daughter. Mr. Bedrosian disclaims beneficial ownership in the shares owned by Shari and Talin Bedrosian. Mr. Bedrosian was previously a Director until January 2002, at which time he was hired as Vice President of Business Development. In May 2002, Mr. Bedrosian was elected as the President of the Company.
(3) Includes 30,000 vested options to purchase common stock at an exercise price of $1.38 per share.
(4) Assumes that all options and debentures exercisable within sixty days have been exercised, which results in 13,357,411 shares outstanding.
*        Less than one percent (1%).

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company during Fiscal 2002, the Company believes that the following directors, officers or beneficial owners of more than ten percent of the Company's common stock failed to file on a timely basis the following reports required by Section 16(a) of the Securities Exchange Act of 1934: None.




                           MANAGEMENT AND COMPENSATION

         The directors and executive officers of the Company are set forth below:


--------------------------------------------------------------------------------
                                       Age                        Position
                                       ---                        --------
--------------------------------------------------------------------------------
Directors:
---------

William Farber                         71                  Chairman of the Board

Marvin Novick                          71                         Director

Ronald A. West                         68                         Director


Executive Officers:
------------------

Arthur P. Bedrosian                    56                        President

Larry Dalesandro                       30                 Chief Operating Officer

Eugene Livshits                        50            Vice President - Technical Affairs

         WILLIAM FARBER - See "Proposal #1-Election of Directors" for matters pertaining to Mr. Farber.

         MARVIN NOVICK - See "Proposal #1-Election of Directors" for matters pertaining to Mr. Novick.

         RONALD A. WEST - See "Proposal #1-Election of Directors" for matters pertaining to Mr. West.

         ARTHUR P. BEDROSIAN, JD was elected President of the Company in May 2002. Previously he served as the Company's Vice President of Business Development from January 2002 to April 2002, and as a Director from February 2000 to January 2002. Mr. Bedrosian has operated generic drug manufacturing, sales, and marketing businesses in the healthcare industry for over 34 years. Prior to joining the Company, Mr. Bedrosian served as President and Chief Executive Officer of Trinity Laboratories, Inc., a medical device and drug manufacturer. Mr. Bedrosian also operated Pharmaceutical Ventures Ltd., a healthcare consultancy, and Interal Corporation, a computer consultancy to Fortune 100 companies. Mr. Bedrosian holds a Bachelor of Arts Degree in Political Science from Queens College of the City University of New York and a Juris Doctorate from Newport University in California.

         LARRY DALESANDRO was elected Chief Operating Officer of the Company in November 1999. Mr. Dalesandro joined the Company in January 1999 to manage the Company's financial operations. Previously, he was the Chief Financial Officer of Criterion Communications, Inc., a technology and new media services firm, Controller of Crown Contractors, Inc., a contract construction company, and Senior Auditor of Grant Thornton LLP, an international professional services firm. Mr. Dalesandro graduated Magna Cum Laude with a Bachelor's of Science Degree in Accountancy from Villanova University, and is a Certified Public Accountant.

         EUGENE LIVSHITS was elected Vice President Technical Affairs in November 1999. Dr. Livshits joined the Company in February 1997 as Director of Analytical Services. Dr Livshits has 27 years of experience in Analytical Services and Technical Affairs in the pharmaceutical industry. Dr. Livshits has previously been employed at Mutual Pharmaceutical Inc., PharmaKinetics Labs, Pal-Pak Inc., and Glenwood-Palisades Inc., where he held management and Director position in Analytical Services. Dr. Livshits holds a Ph.D. from Moscow University.

         To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any director or executive officer during the past five years.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table summarizes all compensation paid to or earned by the executive officers of the Company for Fiscal 2002, Fiscal 2001 and Fiscal 2000. There are no other executive officers whose total salary and bonus for services rendered to the Company or any subsidiary exceeded $100,000 during Fiscal 2002.




                                                                                    Long Term Compensation
                                                                               -------------------------------

                             Annual Compensation                                       Awards           Payouts
----------------------------------------------------------------------------     --------------------   --------
    (A)             (B)       (C)              (D)                  (E)             (F)        (G)        (H)             (I)
  Name and                                                                       Restricted               LTIP         All Other
  Principal        Fiscal                                       Other Annual        Stock    Options/    Payouts      Compensation
  Position          Year     Salary           Bonus             Compensation       Award(s)   SARs       Amount          Amount
  --------          ----     ------           -----             ------------       --------   ----       ------          ------

William  Farber     2002           0               0                    0             0           0         0              0

Chairman of the     2001           0               0                    0             0           0         0              0
Board of
Directors and       2000           0               0                    0             0           0         0              0
Chief Executive
Officer

Arthur P.           2002      64,385               0                3,000(1)          0           0         0              0
Bedrosian(2)
                    2001           0               0                    0             0           0         0              0
President
                    2000           0               0                    0             0           0         0              0

Larry               2002     113,299          25,000               10,599(1)          0           0         0              0
Dalesandro(2)

Chief Operating     2001      98,860           5,000                6,789(1)          0      10,000(3)      0              0
Officer
                    2000      78,951           5,000                3,600(1)          0           0         0              0

Eugene Livshits(2)  2002     123,025          25,000               10,890(1)          0           0         0              0

Vice                2001     106,229           5,000                7,040(1)          0      12,000(3)      0              0
President/
Technical
Affairs             2000      93,187           2,000                5,487(1)          0           0         0              0



         (1) Represents auto allowance, and payments to the Company's 401(k) Plan (3% of eligible compensation).

         (2) Mr. Bedrosian was elected as an officer of the Company on January 24, 2002. Mr. Dalesandro and Mr. Livshits were elected as officers of the Company on November 1, 1999.

         (3) The options represent 10,000 and 12,000 incentive stock options, at an exercise price of $0.80 per share, which were granted to Mr. Dalesandro and Mr. Livshits, respectively on November 1, 2000 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable as follows: one-third on or after November 1, 2000, one-third on or after November 1, 2001 and one-third on or after November 1, 2002.

         AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END
                                 OPTION VALUES

     The following table sets forth information concerning the aggregate number and value of options exercised during Fiscal 2002, and held or unexercised as of June 30, 2002 by the Named Executive Officers. Lannett does not currently offer stock appreciation rights to its employees.







        (a)                      (b)                (c)                   (d)                         (e)
                                                                       NUMBER OF                     VALUE OF
                                                                       SECURITIES                   UNEXERCISED
                                                                       UNDERLYING                  IN-THE-MONEY
                                SHARES                                 UNEXERCISED                  OPTIONS AT
                               ACQUIRED                            OPTIONS AT FY-END                  FY-END
                                  ON                VALUE             EXERCISABLE/                 EXERCISABLE/
        NAME                   EXERCISE           REALIZED            UNEXERCISABLE                UNEXERCISABLE
-------------------------- ----------------- ------------------ --------------------------- ------------------------
Larry Dalesandro               6,666              $69,993                 0(1)/                        0(1)/
Chief Operating Officer                                                  3,334(1)                    $31,340(1)




Eugene Livshits                                                           0(1)/                        0(1)/
Vice President - of            8,000              $68,800                4,000(1)                    $37,600(1)
Technical Affairs



(1) The options represent an aggregate of 10,000 and 12,000 incentive stock options, at an exercise price of $0.80 per share, which were granted to Mr. Dalesandro and Mr. Livshits, respectively on November 1, 2000 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable as follows: one-third on or after November 1, 2000, one-third on or after November 1, 2001 and one-third on or after November 1, 2002. At June 30, 2002, the closing price of the stock was $9.40 per share.

                                 PROPOSAL NO. 2
    APPROVAL OF THE LANNETT COMPANY, INC. 2003 STOCK OPTION PLAN (THE "PLAN")


         The Board of Directors believes the stock option program is an effective means of attracting, motivating and retaining key personnel of the Company and that the authorization of additional shares for the grant of options under the Plan will facilitate the achievement of the Plan's purpose. The current aggregate maximum number of shares of common stock for which options may be granted pursuant to the Plan is seven hundred fifty thousand (750,000) shares.

1.       SUMMARY OF THE PLAN

         The key features of the Plan are as follows:

         (a) Eligibility. All employees, directors and consultants are eligible to receive options under the Plan.

         (b) Grant. The Plan allows the Board of Directors or Committee (as defined below) to grant options as the Board of Directors or the Committee, in their sole discretion, may determine. Options may be in the form of Incentive Stock Options or Non-qualified Stock Options.

         (c) Shares Covered by the Plan. The maximum number of shares of common stock reserved for issuance under the Plan (the "Plan Shares") is seven hundred fifty thousand (750,000) shares, subject to adjustment upon the occurrence of a stock dividend, stock split, recapitalization or certain other capital adjustments. If an option granted under the Plan expires or terminates without having been fully exercised for any reason, the Plan Shares underlying the unexercised portion of such option forfeited may again be the subject of one or more awards granted pursuant to the Plan.

         (d) Administration. The Plan shall be administered by the Board of Directors or by a committee composed of two or more of the Company's Directors (the "Committee"). Each member of the Committee is a "disinterested person", as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the provisions of the Plan, the Board of Directors or the Committee is authorized to determine the participants to whom, and the times at which, awards under the Plan shall be granted. Furthermore, the Board of Directors or the Committee shall determine the type of award to be granted and the number of shares underlying options comprising such award. The Board of Directors or the Committee is authorized to determine other terms and conditions of awards which are not inconsistent with the Plan. Any awards granted pursuant to the Plan will be evidenced by an award document setting forth the terms of the award. Interpretation and construction by the Board of Directors or the Committee of any provision of the Option Plan or of any award document is final, binding and conclusive.

         (e) Term of the Plan. No award may be granted under the Plan after February 13, 2013.

         (f) Option Provisions.

                  (i) Exercise Price of Options under the Plan. The Board Committee determines for each option grant, the exercise price for the shares covered thereby (the "Option Shares"). The exercise price for an Incentive Stock Option cannot be less than the fair market value of the Option Shares at the time of grant. In addition, if an Incentive Stock Option is granted to an optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares of the Company's stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least 110% of the fair market value of such shares on the date the option is granted.

                  (ii) Payment. Payment for shares of common stock purchased upon exercise of options may be made in cash or by such other mode of payment as the Board of Directors or the Committee may approve.

                  (iii) Term of Options. The right of an optionee to exercise any part of an option granted pursuant to the Plan terminates on the first to occur of the following:

                           (A) Ten years after the date of grant or expiration
of the option terms specified in the option document;

                           (B) If an Incentive Stock Option, five years from the
date of grant if the optionee possesses more than 10% of the combined voting power of all classes of stock of the Company;

                           (C) Expiration of one year from the date the
optionee's employment or service terminates with the Company as a result of death or disability;

                           (D) Expiration of three months from the date the
optionee's employment or service with the Company terminates for any reason other than death, disability or those reasons specified in subsection (F) of this paragraph;

                           (E) The date set by the Board of Directors or the
Committee as an accelerated expiration of termination date (which can be no earlier than 30 days after notice of such date) in the event of a "Corporate Transaction" (as defined in the Plan);

                           (F) The date of termination of employment or
engagement if the Company terminates such employment or engagement for cause.

         In the event an optionee is found to have done anything described in clause (F), in addition to immediate termination of the option, the optionee will automatically forfeit all Option Shares for which the Company has not yet delivered stock certificates, upon refund by the Company of the amounts paid for such Option Shares.

                  (iv) Transferability of Options. Options granted under the Plan are not transferable by the optionee except by will or laws of descent and distribution. However, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order" within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

                  (v) Amendment of the Option Documents. The Committee may amend the provisions of option documents issued to an optionee, subject to the optionee's consent if the amendment is not favorable to the optionee. Consent of the optionee is not required for acceleration of the expiration date of an option granted under the Plan in the event of the dissolution or liquidation of the Company or by the occurrence of certain other corporate transactions.

         (g) Amendments of the Plan. The Board of Directors or its executive committee in its discretion, may amend the Plan from time to time but may not, without obtaining shareholder approval within twelve months before or after such action, change the class of the individuals eligible to receive an Incentive Stock Option or increase the maximum number of Plan Shares (other than as a result of an adjustment in the event of a stock dividend, stock split, recapitalization or certain other capital adjustments), or make any other change or amendment as to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. No amendment to the Plan shall adversely affect any outstanding option, without the consent of the optionee. Subject to the provisions of the Plan, the Board of Directors may authorize adjustments to options granted under the Plan with respect to the number of shares subject to the options, option price, term and any restrictions. Such adjustments may be accomplished by cancellation of outstanding options and subsequent granting of options. The Board of Directors may not reduce the exercise price of outstanding options other than for adjustments in the Company's capitalization without first obtaining shareholder approval.

         (h) Corporate Transaction. In the event of a Corporate Transaction involving the Company (as defined in the Plan), all options previously granted become immediately exercisable, and the Board of Directors or the Committee may take whatever other action with respect to the outstanding options and restricted stock it deems necessary or desirable.

2. FEDERAL INCOME TAX MATTERS

         The following discussion is intended to point out the general principles of current federal income tax law applicable to the options and restricted stock.

         (a) Incentive Stock Options.

         Incentive Stock Options granted under the Plan are intended to qualify for the favorable federal income tax treatment currently afforded "Incentive Stock Options" as defined under Section 422 of the Code.

         Under the Code, generally no federal income tax is imposed at the time an Incentive Stock Option is granted or exercised. While ordinarily no income is required to be recognized at the time an Incentive Stock Option is exercised it should be noted that, for purposes of the alternative minimum tax, an Incentive Stock Option is treated as a Non-qualified Stock Option. Accordingly, the excess of the fair market value of the shares of stock subject to the Incentive Stock Option, determined at the time of exercise, over the exercise price constitutes ordinary income for purposes of the alternative minimum tax. If an optionee disposes of stock acquired pursuant to the exercise of an Incentive Stock Option within the same taxable year as the exercise of such option, then the amount of ordinary income recognized for alternative minimum tax purposes is the lesser of
(i) the excess of the fair market value of the shares over the exercise price at the time the option is exercised, and (ii) the excess of the amount realized on the sale of such stock by the optionee over the exercise price. Accordingly, the exercise of an Incentive Stock Option by an optionee may cause the optionee to incur some alternative minimum tax. For purposes of the alternative minimum tax, the basis of stock acquired through the exercise of any Incentive Stock Option is equal to the fair market value taken into account in determining the amount of ordinary income recognized for alternative minimum tax purposes.

         If the shares of stock acquired upon the exercise of an Incentive Stock Option are not disposed of (i) within two years after the date of the grant of the Incentive Stock Option, or (ii) within one year after the exercise of the Incentive Stock Option, then, generally, any gain realized upon the sale or other disposition of such shares will be treated as long-term capital gain. These holding periods are not applicable to Incentive Stock Options exercised after the death of an optionee by his estate or a person who acquired the right to exercise such Incentive Stock Option by reason of the death of the optionee.

         The optionee's tax basis, in shares of stock acquired upon the exercise of an Incentive Stock Option, in the event that the entire exercise price is paid in cash, is equal to the exercise price paid. In a case where the optionee pays all or a portion of the exercise price in the form of shares of stock of the Company already owned by him or her, in general, (i) the optionee will not recognize any gain (or loss) with respect to the already-owned shares, but the amount of the gain, if any, which is not so recognized will be excluded from the optionee's bases in the new shares received, and (ii) the new shares received will have a holding period that includes the holding period of the already-owned shares. In the event the already-owned shares used to acquire new shares were acquired pursuant to the exercise of an Incentive Stock Option, the optionee will be treated as having made a Disqualifying Disposition (as defined below) of the already-owned shares if the holding period requirements have not been satisfied.

         In the event an optionee sells or otherwise disposes of shares of stock acquired upon the exercise of an Incentive Stock Option before the expiration of two years after the grant of the Incentive Stock Option or before the expiration of one year after the exercise of the Incentive Stock Option (a "Disqualifying Disposition"), the lesser of (i) the excess of the fair market value of the shares of stock at the time the Incentive Stock Option was exercised over the exercise price of such shares, and (ii) the excess of the amount realized upon such Disqualifying Disposition over the exercise price, is treated as ordinary income at the time of the sale or other disposition. Any gain upon a Disqualifying Disposition which is not treated as ordinary income will be treated as long-term capital gain if the shares of stock have been held for a period of more than one year prior to such disposition. The Company generally is entitled to a tax deduction equal to the amount of ordinary income, if any, recognized by the optionee upon a Disqualifying Disposition.

         (b) Non-Qualified Stock Options.

         Non-qualified Stock Options granted under the Plan will not qualify for the favorable federal income tax treatment accorded Incentive Stock Options. Generally, an optionee should not recognize any income for federal income tax purposes at the time of the grant of a Non-qualified Stock Option under the Plan. Upon the exercise of a Non-qualified Stock Option, the excess of the fair market value of the shares of stock acquired pursuant to such exercise, determined at the time of the exercise, over the exercise price, constitutes ordinary income to the optionee. The Company generally is entitled to a corresponding income tax deduction for the taxable year in which the optionee is required to recognize such ordinary income.

         Optionees who are subject to the short-swing profits rules of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), unless they elect within 30 days of exercising a Non-qualified Stock Option to be taxed as of the time of such exercise (on the basis of the fair market value of the stock at the time of such exercise), are permitted to defer the recognition of gain from the exercise until the earlier of (i) the expiration of the six-month period described in such sales, and (ii) the first day on which the sale of such stock at a profit will not subject such optionee to suit under
Section 16(b).

         (c) Relevance of Distinction Between Capital Gains and Ordinary Income. Currently, the maximum rate of tax imposed on ordinary income is 38.6% and the maximum marginal rate of tax imposed on long-term capital gains is 20%. In addition to this difference in tax rates, the distinction between capital gains and ordinary income is relevant for a number of reasons, including the fact that capital losses only are deductible against capital gains and a limited amount ($3,000) of ordinary income.

         The above description is a partial summary of material provisions of the Plan and is qualified in its entirety by reference to Plan, a copy of which is attached as Exhibit "A".

         On December 31, 2002, the Company's Common Stock closed at $16.38 per share on the American Stock Exchange.

         The affirmative vote of the holders of a majority of the Company's common stock present at the meeting in person or by proxy is required to approve the Plan adopted by the Board as described above. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 2003 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
            ADOPTION OF THE LANNETT COMPANY, INC. 2003 EMPLOYEE STOCK
                                 PURCHASE PLAN


         The Board of Directors believes that an employee stock purchase plan (as contemplated by Section 423 of the Internal Revenue Code of 1986, as amended) will give employees a greater stake in the Company through increased stock holdings and is therefore in the Company's best interest. Accordingly, the Board of Directors recommends adoption of the Lannett Company Inc. 2003 Employee Stock Purchase Plan (the "ESPP").

         The following summary describes features of the ESPP and is qualified in its entirety by reference to the specific provisions of the ESPP, the full text of which is set forth as Exhibit B.

         If approved by shareholders, seven hundred fifty thousand (750,000) shares of authorized common stock will be reserved for issuance under the ESPP. The ESPP will have a duration of ten years, subject to earlier termination by the Board of Directors.

         The ESPP permits employees to purchase Company common stock through payroll deductions, beginning January 1, 2003. Eligible employees on each offering date may purchase full shares through payroll deductions of between 2% and 10% of compensation, but in no event can more than $25,000 worth of common stock be purchased in a calendar year. The price an employee pays will be 85% of the lower of the market price on the first day of the applicable calendar-quarterly period or the market price on the last day of the applicable calendar-quarterly period. Shares for the ESPP may be either shares purchased in the open market, or authorized and unissued shares. Eligibility will be extended to all regular and certain other employees of the Company and of its subsidiaries, as defined in the ESPP.

         For federal income tax purposes, an employee does not recognize income at the time of entry into the ESPP or purchase of a share. If no disposition of the stock is made within two years from the offering date, and one year from the date the share is transferred to the employee, upon subsequent disposition of the stock or the death of a participating employee, ordinary income will be realized to the extent of the lesser of (1) 15% of the market value on the offering date, or (2) the amount by which the net proceeds of the sale exceed the price paid. Any further gain upon such a disposition of the stock is treated as capital gain. No income tax deduction will be allowed by the Company for shares transferred to an employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid. Under such circumstances, the participating employee will be deemed to have a tax basis in the shares equal to their fair market value as of the date of purchase and any gain or loss resulting from such disposition will be treated as long or short-term capital gain or loss depending on how long the shares were held. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee.

         The ESPP will be administered by a committee composed of one or more directors, who are not eligible to participate, and/or non-Officer employees of the Company. The ESPP may be amended by the Board of Directors but may not be amended, without prior stockholder approval, to increase the number of shares, to reduce the purchase price per share, to remove the ESPP's administration from a committee whose members are not eligible to participate, or to change the designation of subsidiaries eligible to participate in the ESPP. The proceeds of the sale of stock under the ESPP will constitute general funds of the Company and may be used by it for any purpose. The ESPP provides for proportionate adjustments to reflect stock splits, stock dividends, or other changes in the capital stock.

         On December 31, 2002, the Company's Common Stock closed at $16.38 per share on the American Stock Exchange.

         The affirmative vote of the holders of a majority of the Company's common stock present at the meeting in person or by proxy is required to approve the ESPP adopted by the Board as described above. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE ESPP.




                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is currently comprised of two independent directors (as defined in section 121(A) of the American Stock Exchange listing standard) and operates under a written charter adopted by the Board of Directors in accordance with rules of the American Stock Exchange. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of Lannett's independent auditors. The Audit Committee has recommended that shareholders ratify Proposal No. 4 to approve the appointment of Grant Thornton LLP as independent auditors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. Grant Thornton LLP, Lannett's independent auditors, stated in the written disclosures that in their judgment they are, in fact, independent. The Audit Committee concurred in that judgment of independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Lannett's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, to be filed with the Securities and Exchange Commission.


                                          Audit Committee:  Ronald West
                                                            Marvin Novick



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         William Farber, the principal shareholder and Chairman of the Board of the Company, had provided the Company with a revolving line of credit due December 1, 2002 of $4,250,000, which the Company has used to renovate its manufacturing facility, to acquire new equipment, to retain new management and to provide working capital. Mr. Farber is currently the holder of 9,134,486 shares of common stock of the Company, or approximately 69% of the Company's issued and outstanding shares.

     The Company had sales of approximately $174,000 and $111,000 during the years ended June 30, 2002 and 2001, respectively, to a distributor (the "related party") in which the owner is the son of William Farber, the Chairman of the Board of Directors and principal shareholder of the Company. The Company also incurred sales commissions payable to the related party of approximately $221,000 and $369,000 during the years ended June 30, 2002 and 2001, respectively. Accounts receivable includes amounts due from the related party of approximately $59,000 and $34,000 at June 30, 2002 and June 30, 2001, respectively. Accrued expenses include amounts due to the related party of approximately $8,000 and $29,000 at June 30, 2002 and June 30, 2001, respectively. In the Company's opinion, the terms of these transactions were not more favorable than would have been from a non-related party.

                                 PROPOSAL NO. 4
            APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS


The Board of Directors requests from the shareholders an indication of their approval or disapproval of the Board's appointment of Grant Thornton LLP as independent auditors for fiscal 2003. Grant Thornton LLP served as the independent auditors of Lannett during Fiscal 2002, and no relationship exists other than the usual relationship between independent public accountant and client. If the appointment of Grant Thornton LLP as independent auditors for Fiscal 2003 is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for Fiscal 2003 will stand unless the Board finds other good reason for making a change. Grant Thornton LLP will not be present at the meeting. The following table identifies the fees paid to Grant Thornton LLP in Fiscal 2002.

----------------- ---------------------- ---------------------- --------------
Audit Fees        Financial Information  All Other Fees         Total Fees
                  Systems Design and
                  Implementation Fees
----------------- ---------------------- ---------------------- --------------
$60,073           $0                     $100,225               $160,298
----------------- ---------------------- ---------------------- --------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       2002 ANNUAL REPORT TO STOCKHOLDERS


            The Company's 2002 Annual Report to Stockholders has been delivered with this Proxy Statement or previously delivered to Stockholders.


                                    SIGNATURE

            Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



Date:  January 10, 2003                          LANNETT COMPANY, INC.


                                                 By: /s/ Audrey Farber
                                                 --------------------------
                                                 Audrey Farber, Secretary

                                    EXHIBIT A

                              LANNETT COMPANY, INC.

                             2003 STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. This Plan is further intended to replace the Company's existing stock option plan, which will expire on February 15, 2003.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.


                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement or definition, is based on, in the determination of the Administrator, any act or omission of the Grantee that would constitute cause for the purposes of the applicable common law, including without limitation the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. No Option issued to the Grantee under the Plan may be exercised or purchased subsequent to the Grantee's receipt of notice from the Company or a Related Entity of the Company's or Related Entity's intention to terminate the Grantees Continuous service pursuant to (i) or (ii) above.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means any committee appointed by the Board to administer the Plan.

                  (g) "Common Stock" means the common stock of the Company, $.001 a value per share.

                  (h) "Company" means Lannett Company, Inc., a Delaware corporation.

                  (i) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity, including such a person with whom the Company has entered into an agreement designating such person as an "independent contractor".

                  (j) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety
(90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

                  (k) "Corporate Transaction" means any of the following transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state, territory, province or country in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                           (iii) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (iv) acquisition by any person or related group of
persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

                  (l) "Director" means a member of the Board or the board of directors of any Related Entity.

                  (m) "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment, or determined by an independent physician selected with the approval of the Administrator and Grantee.

                  (n) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) Where there exists a public market for the Common
Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock, or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (ii) If the Common Stock is traded on the over-the
counter market, the average of the closing bid and asked prices of a Share of Common Stock on the day prior to the time of the determination (or if no such quotations shall have been made on such date, on the last date on which there were such quotations, provided that such quotations shall have been made within the ten (10) business days preceding the date of determination), in each case, as reported in such source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock of the type described in (i) or (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (q) "Grantee" means an Employee, Director or Consultant who receives an Option pursuant to an Option Agreement under the Plan.

                  (r) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

                  (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (t) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (u) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (v) "Option" means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.

                  (w) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Grantee, including any amendments thereto.

                  (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 2003 Stock Option Plan.

                  (z) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

                  (aa) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (bb) "Share" means a share of the Common Stock.

                  (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Options (including Incentive Stock Options) is Seven Hundred Fifty Thousand (750,000) Shares. The Shares to be issued pursuant to Options may be authorized, but unissued, or reacquired Common stock.

                  (b) Any Shares covered by an Option (or portion of an Option) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan.

         4. Administration of the Plan.

                  (a) Plan Administrator.

                           (i) Administration with Respect to Directors and
Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, if Section 16(b) of the Exchange Act is applicable, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii) Administration With Respect to Consultants and
Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority as the Board determines from time to time.

                           (iii) Administration Errors. In the event an Option
is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to select the Employees, Directors and
Consultants to whom Options may be granted from time to time hereunder;

                           (ii) to determine whether and to what extent Options
are granted hereunder;

                           (iii) to determine the number of Shares or the amount
of other consideration to be covered by each Option granted hereunder;

                           (iv) to approve forms of Option Agreements for use
under the Plan;

                           (v) to determine the terms and conditions of any
Option granted hereunder;

                           (vi) to amend the terms of any outstanding Option
granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Option shall not be made without the Grantee's written consent;

                           (vii) to construe and interpret the terms of the Plan
and Options granted pursuant to the Plan, including without limitation, any notice of Option or Option Agreement, granted pursuant to the Plan;

                           (viii) to establish additional terms, conditions,
rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                           (ix) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

         5. Eligibility. Options other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6. Terms and Conditions of Options.

                  (a) Type of Options. The Administrator is authorized under the Plan to issue Incentive Stock Options and Non-Qualified Stock Options.

                  (b) Designation of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

                  (c) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, and form of payment (cash, Shares, or other consideration) upon settlement of the Option.

                  (d) Acquisitions and Other Transactions. The Administrator may issue Options under the Plan in settlement, assumption or substitution for, outstanding Options or obligations to grant future Options in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  (e) Deferral of Option Payment. To the extent permissible by law, the Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt or payment of consideration upon exercise of an Option. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (f) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                  (g) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

                  (h) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Options may be transferred by will or by the laws of descent or distribution and may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family, and the Grantee may designate a beneficiary of the Grantee's

Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator, to the extent provided in the Option Agreement or in the manner and to the extent determined by the Administrator. Notwithstanding the foregoing, no Option may be transferred in any manner, nor may the Grantee designate a beneficiary, to the extent that such transfer or designation of beneficiary is not permitted by Applicable Law.

                  (i) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         7. Option Exercise or Purchase Price, Consideration and Taxes.

                  (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Option shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                    (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                    (B) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Qualified Stock Option, the
per Share exercise price shall be determined by the Administrator.

                           (iii) Notwithstanding the foregoing provisions of
this Section 7(a), in the case of an Option issued pursuant to Section 6(d), above, the exercise or purchase price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code.

                  (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i) cash (payable in U.S. dollars, unless otherwise
specified in the Option Agreement);

                           (ii) check (payable in U.S. dollars, unless otherwise
specified in the Option Agreement);

                           (iii) surrender of Shares or delivery of a properly
executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (iv) Subject to Applicable Laws, with respect to
Options payment through a broker-dealer sale and remittance procedure, if available, pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (v) any combination of the foregoing methods of
payment.

                  (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder.

                           (i) Any Option granted hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

                           (ii) An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option or other Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10, below.

                  (b) Exercise of Option Following Termination of Continuous Service.

                           (i) An Option may not be exercised after the
termination date of such Option set forth in the Option Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Option Agreement.

                           (ii) Where the Option Agreement permits a Grantee to
exercise an Option following the termination of the Grantee's Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

                           (iii) Any Option designated as an Incentive Stock
Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

         9. Conditions Upon Issuance of Shares.

                  (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, the maximum number of Shares with respect to which Options may be granted to any Employee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the

Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

         11. Corporate Transactions. Except as may be provided in an Option Agreement effective upon the consummation of a Corporate Transaction all unvested Options shall vest and all outstanding Options under the Plan which are not exercised shall terminate. However, all such Options shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

         12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated, provided that the Plan shall continue in effect after the expiration of the ten-year term solely for the purpose of governing Options granted prior to such termination. Subject to Section 17, below, and Applicable Laws, Options may be granted under the Plan upon its becoming effective.

         13. Amendment, Suspension or Termination of the Plan.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

         14. Reservation of Shares.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

         16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.





                                    EXHIBIT B
                              LANNETT COMPANY, INC.
                        2003 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I

                                  INTRODUCTION

Establishment and Purpose of Plan. The Lannett Company, Inc. 2003 Employee Stock Purchase Plan ("Plan") is established to provide eligible employees of Lannett

Company, Inc. (the "Corporation"), and its subsidiaries whose employees are permitted to participate in the Plan, with an opportunity through payroll deductions to purchase common stock of the Corporation and, thereby, acquire a proprietary interest in the Corporation. It is believed that the Plan will stimulate employee participation in ownership, which will be to the mutual benefit of both the Corporation and its employees.

Internal Revenue Code Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended ("Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                   Definitions

Whenever used herein, the following words and phrases shall have the meaning stated below unless a different meaning is plainly required by the context.

"Administrative Committee" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 8.03 hereof.

"Board of Directors" means the Board of Directors of the Corporation.

 "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

"Compensation" with respect to any Employee means the total regular salary or wages paid, during the period of reference, to an Employee by the Employer. For purpose of this Section, the determination of Compensation shall be made by:

    Excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation and welfare benefits;

    Excluding bonuses, commissions and amounts which are contributed by the Employer pursuant to a salary reduction agreement under any Code Section 125 or 401(k) plan sponsored by the Employer; and

    Including overtime.


"Continuous Service" means the designated period of time immediately preceding the Offering Date during which the Employee has been employed by the Employer and during which there has been no interruption of the Employee's employment with the

Employer. For this purpose, periods of Excused Absence shall not be considered to be interruptions of Continuous Service.

"Corporation" means Lannett Company, Inc., a Delaware corporation.

"Custodian" means the Trust Department of Salomon Smith Barney Bank or such other entity appointed by the Board of Directors.

"Eligible Employee" means each individual who, on an offering Date is:

    An Employee of the Employer; and

    Has completed with the Employer at least one (1) year of Continuous Service or has been employed for at least two (2) years.

    Notwithstanding the foregoing to the contrary, any individual who is deemed for purposes of Section 423 (b) (3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Employer or of its parent or subsidiary corporation shall not be eligible to participate in the Plan.

    "Employee" means each individual employed by the Employer.

"Employer" means the Corporation and any current or future parent and/or subsidiary corporation as defined in Sections 424(e) and 424(f) of the Code that, with the consent of the Board of Directors, is permitted to have its employees become participants herein.

"Enrollment Form" means the instrument prescribed by the Administrative Committee pursuant to which an Eligible Employee enrolls to be a Participant in the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excused Absence" means absence pursuant to a leave of absence granted by the Employer, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. In no event may an Excused Absence exceed twelve (12) weeks in length (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter as such individual's right to reemployment by the Employer is protected by law), and any absence shall cease to be an Excused Absence upon the earlier of (i) the last day of the calendar month in which the duration of the absence reaches twelve
(12) weeks or (ii) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or recovery from illness or disability occurs.

"Exercise Date" means the first business day of each calendar quarter during which the Plan is in effect.

"Market Value" means, as of any date, the value of the Stock determined as follows:

    Where there exists a public market for the Stock, the Market Value shall be
    (A) the closing price for a share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrative Committee to be the primary market for the Stock, or (B) if the Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrative Committee deems reliable; or

    If the Stock is traded on the over-the counter market, the average of the closing bid and asked prices of a share of Stock on the day prior to the time of the determination (or if no such quotations shall have been made on such date, on the last date on which there were such quotations, provided that such quotations shall have been made within the ten (10) business days preceding the date of determination), in each case, as reported in such source as the Administrative Committee deems reliable; or

    In the absence of an established market for the Stock of the type described in (i) or (ii), above, the Market Value thereof shall be determined by the Administrative Committee in good faith.

"Offering" means the offering of shares of Stock under the Plan.

"Offering Date" means January 1, 2003 and the first business day of each calendar quarter thereafter during which the Plan is in effect.

"Offering Period" means the period beginning on the Offering Date and ending on the Exercise Date.

"Participant" means each Eligible Employee who elects to participate in the Plan through the execution of an Enrollment Form.

"Plan" means the Lannett Company, Inc. 2003 Employee Stock Purchase Plan, as the same is set forth herein and may hereafter be amended.

"Stock" means the common stock, $.001 per value per share, of the Corporation.

"Stock Purchase Account" means a non-interest bearing account consisting of all amounts withheld from a Participant's Compensation for the purpose of purchasing shares of Stock for such Participant under the Plan reduced by all amounts applied to the purchase of Stock for such Participant under the Plan. The amounts withheld shall be deposited with the general funds of the Corporation and may be used by the Corporation for any corporate purpose. No interest shall be paid or payable with respect to any amount held in a Participant's Stock Purchase Account.

                                   ARTICLE III

                                  Participation

Initial Participation. Any Employee who is an Eligible Employee on an Offering Date shall become a Participant in the Offering Period that begins on that Offering Date by executing and delivering to the Administrative Committee an Enrollment Form on or no more than thirty (30) days prior to that Offering Date. An Eligible employee who does not execute and deliver an Enrollment Form for an Offering Period at least ten (10) days prior to such Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee executes and delivers a timely Enrollment Form for a subsequent Offering Period at least ten (10) days prior to such Offering Period.

Continues Participation. A Participant shall automatically participate in each successive Offering Period until such time as such Participant's participation is ended as provided herein. A Participant is not required to file any additional Enrollment Forms for subsequent Offering Periods in order to continue to participate in the Plan.

Voluntary Discontinuance of Participation. Any Participant may voluntarily withdraw from the Plan by executing and delivering a notice of withdrawal with the Administrative Committee. The withdrawal shall be effective upon receipt, except that any withdrawal received on an Exercise Date will be effective on the next day. The amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to the Participant within thirty (30) days of the date of withdrawal.

Automatic Discontinuance of Participation. If a Participant ceases to be an Eligible Employee, the Participant's participation in the Plan shall immediately end, except that if such date is the Exercise Date, the withdrawal shall be effective on the next day. The amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to the Participant within thirty (30) days of the date of withdrawal.

Readmission to Participation. Any Employee who has previously been a Participant, whose participation has been discontinued, and who desires to be reinstated as a Participant, may again become a Participant by executing and delivering to the Administrative Committee an Enrollment Form on or no more than thirty (30) days prior to any Offering Date, and in such event, the Employee shall again become a Participant on that Offering Date. The Employee may not resume participation in the Plan during the Offering Period in which his participation ended.


                                   ARTICLE IV

                                 Stock Purchase

Reservation of Shares. There shall be Seven Hundred Fifty Thousand (750,000) shares of Stock reserved for the Plan. Subject to adjustment in accordance with the anti-dilution provisions hereinafter set forth in Section 5.02, the aggregate number of shares that may be purchased under the Plan shall not exceed the number of shares reserved for the Plan. The shares of Stock may be (i) treasury or newly issued shares of the Corporation or (ii) purchased by the Corporation on the open market.

Grant of Purchase Right. On each Offering Date, a right shall be given to each Participant to purchase that number of shares of Stock arrived at by dividing the total amount of the Participant's expected payroll deductions during the Offering Period (determined by multiplying the payroll deductions withheld during the first pay period of the Offering Period by the number of pay periods during the Offering Period) by the Market Value of the shares of Stock on that date as determined by the Administrative Committee.

Limitation on Shares Available. The maximum number of shares of Stock that may be purchased for each Participant on an Exercise Date is the lesser of (i) the maximum number of shares which the Participant may purchase under Section 4.02,
(ii) the number of shares of Stock that can be purchased by applying the full balance of the Participant's Stock Purchase Account to such purchase of shares at the Purchase Price (as hereinafter determined) or (iii) the Participant's proportionate part of the maximum number of shares of Stock available within the limitation established by the maximum aggregate number of such shares reserved for the Plan, as stated in Section 4.01 hereof. Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed for the purposes of section 423(b) (3) of the Code to own stock (including any number of shares that such person would be entitled to purchase hereunder) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Employer, the maximum number of shares that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of Stock that such person is so deemed to own (excluding any number of shares that such person would be entitled to purchase hereunder), is one less than such five percent (5%). Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock in the next Offering (unless properly withdrawn).

Purchase Price of Shares. The Purchase Price at which shares of Stock shall be sold in any Offering under the Plan shall be set by the Administrative Committee; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (i) the Market Value of the shares of Stock on the first business day in the Offering Period or (ii) Market Value of the shares of Stock on the last business day of such Offering Period. Unless otherwise provided by the Administrative Committee, prior to the commencement of an Offering Period, the Purchase Price for the Offering Period shall be eighty five percent (85%) of the lesser of (i) the Market Value of the shares of Stock, as determined by the Administrative Committee on the first business day in the Offering Period or (ii) the Market Value of the shares of Stock, as determined by the Administrative Committee, on the last business day of such Offering Period, plus any transfer or other fees imposed on the transaction pursuant to which such share of Stock is purchased. In no event shall the Purchase Price be less than the par value of the Stock.

Exercise of Purchase Privilege.

    Subject to the provisions of Section 4.03 and of paragraph (b) of this
    Section 4.05, if on any Exercise Date there is an amount standing to the credit of the Participant in the Participant's Stock Purchase Account, there shall be purchased for the Participant at such Purchase Price the shares of Stock as can be purchased with the amount then standing to the Participant's credit in the Stock Purchase Account. Each such purchase shall be deemed to have occurred on the Exercise Date occurring at the close of the Offering Period for which the purchase was made.

    As determined in accordance with Section 423(b)(8) of the Code, no Participant shall be granted an option which permits his or her rights to purchase shares of Stock under this Plan and any similar plans of the Employer to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Market Value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Establishment of Stock Purchase-Account.

    Payroll Deduction. Each Participant shall authorize payroll deductions from Compensation for the purpose of funding his Stock Purchase Account. In the Enrollment Form, each Participant shall authorize a deduction from each payment of his Compensation, which deduction shall not be less than two percent (2%) nor more than ten percent (10%) of the gross amount of such payment. Payroll deductions shall commence on the first payday during the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

    Change in Payroll Deduction Rate. A Participant may decrease (but not increase) the rate of payroll deductions during an Offering Period by filing with the Corporation a new authorization for payroll deductions, in which case the new rate shall become effective within fifteen (15) business days after the Corporation's receipt of the authorization. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made in any Offering Period. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Corporation a new Enrollment Form on or prior to the Offering Date with respect to such subsequent Offering Period.

Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's Stock Purchase Account. As of each Exercise Date, the amount standing to the credit of each Participant in the Stock Purchase Account on the Exercise Date for the Offering that expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Stock purchased by such Participant on the Exercise Date. The remaining balance standing to the Participant's credit in the Stock Purchase Account shall remain credited to such Stock Purchase Account for the next succeeding offering under the Plan, if any, and, if none shall be refunded to the Participant within thirty (30) days of the Exercise Date. No interest shall be paid or payable with respect to any amount held in the Participant's Stock Purchase Account.

Share Ownership. The shares of Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Corporation shall inure to the Participant with respect to such shares. Shares of Stock purchased under the Plan shall be registered in the name of the Custodian or its nominee as agent for Participants, credited to an account established for each Participant as appropriate, and held by the Custodian. Each Participant's account will be credited with that number of shares, rounded down to a whole number, exclusive of fractional shares. If declared and paid, dividends will be paid on all shares of Stock held in each Participant's account. Unless otherwise directed by the Participant, all dividends paid with respect to shares of Stock held in the Participant's account will automatically be invested pursuant to the Corporation's dividend reinvestment plan, if any.

Issuance of Certificates to a Participant. Upon a Participant ceasing to be a Participant in the Plan, the Corporation shall issue certificates for shares held by the Custodian for the Participant and deliver such certificates to the Participant within thirty (30) days of the Participant's withdrawal from the Plan.

                                    ARTICLE V

                               Special Adjustments

Shares Unavailable. If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur:

    The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;

    The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and

    Any amount remaining in the Stock Purchase Account of each of the Participants shall be repaid within thirty (30) days.

Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Corporation. Any such adjustment shall be made by the Administrative Committee acting with the consent of, and subject to the approval of, the Board of Directors,

Effect of Certain Transactions. Subject to any required action by the shareholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any Offering hereunder shall pertain to and apply to the shares of Stock of the corporation. However, in the event of a dissolution or liquidation of the Corporation, or of a merger or consolidation in which the Corporation is not the surviving or resulting corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in the Stock Purchase Account shall be repaid to the Participant.

                                   ARTICLE VI

                          Restrictions on Participants

                       Subject to Short-Swing Profit Rules

Notwithstanding any provision of this Plan to the contrary, with respect to Participants subject to Section 16 of the Exchange Act, all transactions in shares of Stock must be transacted in accordance with Section 16 of the Exchange Act and the rules promulgated thereunder. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrative Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision shall be deemed automatically to he incorporated by reference into the Plan.

                                   ARTICLE VII

                            Approval of Stockholders

This Plan shall be subject to approval by the holders of the common stock of the corporation at a duly called meeting of the stockholders, which approval must occur within the period ending twelve (12) months after the date on which this Plan was adopted by the Board of Directors.

                                  ARTICLE VIII

                                  Miscellaneous

Non-Alienation. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime while employed, except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such shares of Stock and such residual balance as may remain in the Participant's Stock Purchase Account as of the time the Corporation becomes aware of the Participant's death, including shares of Stock purchased as of that date or prior thereto with moneys withheld from the Participant's Compensation.

Administrative Costs. The Corporation shall pay all administrative expenses associated with the operation of the Plan. No administrative charges shall be levied against the Stock Purchase Accounts of the Participants.

Administrative Committee. The Board of Directors shall appoint an Administrative Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. Each member of the Administrative Committee shall be a "disinterested person" as such term is defined in Rule 16b-3 under the Exchange Act. The Administrative Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Enrollment Form, payroll withholding authorizations, withdrawal documents, and all other notices required hereunder. The Administrative Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Administrative Committee's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

Amendment of the Plan. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that no amendment may accomplish any of the following without the approval of the Corporation's stockholders:

    Increase the number of shares reserved for purposes of the Plan; or

    Allow any person who is not an Eligible Employee to become a Participant.

Repurchase of Stock. The Corporation shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

Notice. An Enrollment Form and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Administrative Committee and shall be effective only when received by the Administrative Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to Lannett Company, Inc., Attention: Chairman of the Administrative Committee of the Lannett Company, Inc. 2003 Employee Stock Purchase Plan. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Administrative Committee.

Government Regulation. The Corporation's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

Severability of Provisions; Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware, to the extent such laws are not in conflict with, or superseded by, federal law.

Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Corporation or any subsidiary or affect any right which the Corporation or any subsidiary may have to terminate the employment of such Employee.

/X/ PLEASE MARK VOTES                 REVOCABLE PROXY
    AS IN THIS EXAMPLE                LANNETT COMPANY, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS                                                                   FOR   WITH-   FOR ALL
           FEBRUARY 13, 2003                                                                                         HOLD    EXCEPT

     This proxy is solicited on behalf of the Board             1. Proposal to elect directors of Lannett,     / /    / /     / /
of Directors. The undersigned shareholder of Lannett               each to serve until Lannett's next
Company, Inc. ("Lannett") hereby appoints William Farber           annual meeting of stockholders or until
and Arthur Bedrosian and either of them, as proxies with           their respective successors have been duly
full power of substitution, for the undersigned to vote            elected and qualified.
the number of shares of common stock of Lannett that the
undersigned would be entitled to vote if personally                WILLIAM FARBER, MARVIN NOVICK AND RONALD A. WEST, TO HOLD OFFICE
present at the Annual Meeting of Stockholders of Lannett           UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR RESPECTIVE
to be held on February 13, 2003, 10:00 a.m. local time,            SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.
at the Radisson Hotel Philadelphia Northeast, Oak Room,
U.S. Route 1 at Old Lincoln Highway, Trevose, PA 19053          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
and at any adjournment or postponement thereof, on the          NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
following matters that are more particularly described          THE SPACE PROVIDED BELOW.
in the Proxy Statement dated January 10, 2003.

     This proxy, when properly executed will be voted in
the manner, directed herein by the undersigned
stockholder. If no direction is made, this proxy will be        --------------------------------------------------------------------
voted "FOR" Proposals 1 through 4. Receipt of the Proxy
Statement, dated January  10, 2003, is hereby
acknowledged.                                                                                                  FOR  AGAINST ABSTAIN

                                                                2. Proposal to approve the 2003 Stock          / /    / /     / /
                                                                   Option Plan.

                                                                3. Proposal to approve the 2003 Employee       / /    / /     / /
                                                                   Stock Purchase Plan

                                                                4. Proposal to approve the appointment of      / /    / /     / /
                                                                   Grant Thornton LLP as independent
                                                                   auditors.

                                                                5. To consider and take action upon any        / /    / /     / /
                                                                   other matter which may properly come
                                                                   before the meeting or any adjournment
                                                                   or postponement thereof.
Please be sure to sign and date         Date
 this Proxy in the box below.                                      You are encouraged to specify your choices by marking the
                                                                appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.
                                                                The proxies cannot vote your shares unless you sign and return this card.
Stockholder sign above     Co-holder (if any) sign above


------------------------------------------------------------------------------------------------------------------------------------

                       DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                     LANNETT COMPANY, INC.

     Please sign exactly as your name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as it appears thereon.

                                                     PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

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